UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2017 (December 19, 2017)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408

Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An annual meeting (the “Meeting”) of the shareholders of MGT Capital Investments, Inc. (the “Company”) was held on December 19, 2017, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701. The Company filed its definitive proxy statement for the proposals voted upon at the Meeting with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2017, and received the final tabulation of its shareholders’ votes on December 19, 2017.

The following proposal was voted upon by the stockholders at the Meeting:

●	A proposal to re-elect four directors, each such director to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier resignation, removal or death.

All director nominees were re-elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
H. Robert Holmes	16,916,317	464,318	23,535,495
Michael Onghai	16,861,129	519,506	23,535,495
Robert B. Ladd	16,579,591	801,044	23,535,495
Nolan Bushnell	17,006,502	374,133	23,535,495

The rest of the proposals were also approved by the stockholders during the Meeting:

●	The appointment of RBSM LLP as the Company’s Independent Registered Certified Public Accountant for the fiscal year ending December 31, 2017;

●	An amendment to the Company’s restated certificate of incorporation to increase the Company’s authorized common stock from 75,000,000 shares to 200,000,000 shares of common stock.;

●	The authorization of the Board of Directors, without further action of the stockholders, to implement a reverse split of the Company’s common stock, at a ratio within the range of 1–for–2 to 1–for–7 at any time after the Annual Meeting, but before the 2018 annual meeting of stockholders;

●	The approval of the compensation paid to the executive officers of the Company (“Say On Pay”); and

●	The approval of voting on the Say On Pay proposal every three years.

Item 7.01 Regulation FD Disclosure

On December 20, 2017, the Company issued a press release regarding the outcome of the Meeting, as more fully disclosed in Item 5.07 above. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2017

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd, President